Exhibit 10.3.1

EXAMWORKS, INC.

STOCKHOLDERS’ AGREEMENT

     THIS STOCKHOLDERS’ AGREEMENT (this “Agreement”) is made and entered into as of this 14th day of July, 2008, by and among ExamWorks Holdings, LLLP, a Georgia limited liability limited partnership (“Holdings”), the individuals whose names appear on the signature pages hereto (together with Holdings, the “Stockholders”) and ExamWorks, Inc., a Delaware corporation (the “Company”).

RECITALS:

     A. The Stockholders currently own the number of shares of the Company’s presently issued and outstanding shares of common stock (the “Stock”) as set forth on Schedule I; and

     B. The Company and the Stockholders deem it in their best interests and in the best interests of the Company to provide for certain voting requirements and other agreements with respect to the relationship among the Stockholders, and among the Stockholders and the Company, and to impose certain restrictions upon the transfer of shares of the Stock now owned or subsequently acquired by them or any other person, and upon the issuance by the Company of new shares of Stock.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed and covenanted by and among the parties to this Agreement as follows:

     1. Stockholder Voting.

          (a) The provisions of this Section 1 are intended to govern the manner in which the Stockholders vote their shares of Stock with respect to the election of directors of the Company, as permitted by the applicable provisions of the Delaware General Corporation Law (the “DGCL”). The Stockholders intend that the provisions of this Section 1 be construed as a stockholder agreement and governed by Section 218(c) of the DGCL, or any successor provision of the DGCL thereto.

          (b) Without limiting the generality of Section 1(a), for a duration of ten (10) years from the date hereof, at each annual meeting of Stockholders, and at each special meeting of the Stockholders called for the purpose of electing directors of the Company, and at any time at which Stockholders have the right to, or shall, vote for or consent in writing to the election of the directors of the Company (including replacement and/or substitute directors), each Stockholder shall, in each such case, vote (or consent in writing, as the case may be), with respect to all shares of Stock owned by them, in favor of any and all director nominees designated by Holdings.

          (c) Except as specifically provided in this Agreement, the existence of this Agreement shall not affect a Stockholder’s right to vote his shares of Stock or receive any dividends thereon.

          (d) By executing this Agreement, each Stockholder, in furtherance of the transactions contemplated hereby, and to secure the performance by such Stockholder of his, her or its duties under this Agreement, hereby irrevocably appoints either Richard Perlman or James K. Price, or both, as the attorney, agent and proxy for the undersigned and in the name, place and stead of the undersigned, in respect of any of the matters set forth in this Section 1, to vote or, if applicable, to give written consent, in accordance with the provisions of this Section 1 and otherwise act (consistent with the terms of this Agreement) with respect to all shares of the Stock held by such Stockholder which such Stockholder is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of each Stockholder and shall not be terminated by operation of law upon the occurrence of any event, including the death or incapacity of any Stockholder. The proxy set forth in this Section 1(d) shall operate to revoke any prior proxy as to the shares of Stock heretofore granted by any Stockholder and shall terminate on the tenth (10th) year anniversary of the date hereof. This proxy has been executed in accordance with Section 212 of the DGCL.

     2. General Restrictions on Transfer.

          (a) Except as specifically provided in this Agreement, and except for transfers to a Permitted Transferee as provided in Section 2(c), no Stockholder shall sell or transfer in any manner shares of such Stockholder’s Stock by sale or other disposition, or give or in any way create in any person or entity any option, warrant or other right to acquire all or any portion of such Stockholder’s Stock, or bequeath shares of Stock by will or the laws of descent and distribution, and no such sale, transfer, bequest, gift or other disposition of shares by a Stockholder shall be effective to vest any right, title or ownership in any transferee, personal representative, executor, heir, legatee, devisee or any person or entity which takes such shares by operation of law or otherwise, unless (i) such transferee agrees in writing at the time of such transfer, in a form satisfactory to the Company, to be bound by the terms of this Agreement and (ii) such transfer is otherwise in compliance with the requirements of this Agreement.

          (b) Except as specifically provided in this Agreement, and except for transfers to a Permitted Transferee as provided in Section 2(c), no Stockholder shall pledge, assign, hypothecate or otherwise encumber in any manner whatsoever any shares of the Stockholder’s Stock, nor shall any Stockholder transfer any shares of such Stock by exchange, gift or pursuant to any pledge, assignment, hypothecation or encumbrance.

          (c) Notwithstanding the restrictions on sales, transfers, bequests, gifts, other dispositions, pledges, assignments, hypothecation or encumbrances of shares of Stock set forth in this Agreement, each Stockholder shall have the right to sell, give or otherwise transfer his or her shares of Stock to Permitted Transferees. For purposes of this Section 2(c), the term “Permitted Transferee” shall mean with respect to a Stockholder, his or her spouse and children or a trust, limited liability company, limited liability partnership or other entity the beneficiaries of which shall include only the Stockholder and his or her spouse, children and other descendants. As a condition precedent to the transfer of any shares of Stock to a Permitted Transferee, the Permitted Transferee shall be required to become a party to this Agreement by executing and delivering a transfer amendment substantially in the form set forth in Exhibit A hereto (the

“Transfer Amendment”). Stockholder approval of the transfer to the Permitted Transferee and of the Transfer Amendment is not required. Upon the execution of a Transfer Amendment by the Permitted Transferee, the Company shall update Schedule I accordingly and provide a copy thereof to each Stockholder.

          (d) The Stockholders agree that all shares of the capital Stock of the Company now held by the Stockholders and all shares of the capital Stock of the Company to be issued to any Stockholder hereafter shall be subject to this Agreement. All shares of the capital Stock of the Company now held or hereafter issued to the Stockholders shall have endorsed thereon the appropriate legends contained in Section 8(b) below.

          (e) In the event any purported or attempted transfer of shares of Stock does not comply with the provisions of this Agreement, such purported transfer shall be deemed to be invalid, and such purported transferee shall not be deemed to be a Stockholder of the Company and shall not be entitled to receive a new stock certificate or any dividends or other distributions on or with respect to such shares of Stock.

     3. Right of First Refusal.

          (a) Whenever any Stockholder (a “Selling Stockholder”) receives a bona fide written offer (a “Purchase Offer”) from a prospective purchaser not related to or affiliated with the Selling Stockholder (a “Prospective Purchaser”) for the purchase of all or any portion of shares of the Stock owned by such Stockholder (“Offered Stock”), which Purchase Offer such Selling Stockholder desires to accept, the Company and the other Stockholders (the “Non-Selling Stockholders”) shall have the right to purchase all or any portion of the Offered Stock at a price not to exceed the price at which such Selling Stockholder has offered to sell the Offered Stock to the Prospective Purchaser, and on the same terms and conditions offered to the Prospective Purchaser (the “Right of First Refusal”).

         (b) If a Selling Stockholder decides to accept a Purchase Offer, the Selling Stockholder shall give to the Company and to the Non-Selling Stockholders written notice of its intention to sell the Offered Stock (the “Company Notice”), accompanied by (i) a copy of the Purchase Offer, including the name and address of the Prospective Purchaser, and (ii) a written offer from the Selling Stockholder to sell such Offered Stock to the Company. The Company shall then have a period of thirty (30) days from the date of such Company Notice (the “Company Notice Period”) within which to deliver to the Selling Stockholder written notice of its intent to exercise its Right of First Refusal (the “Company Exercise Notice”).

         (c) In the event the Company notifies the Selling Stockholder of its intent to purchase less than all of the shares of the Offered Stock or fails to deliver to the Selling Stockholder the Company Exercise Notice prior to the expiration of the Company Notice Period, the Non-Selling Stockholders shall, collectively, be deemed to have the Right of First Refusal with respect to all or any portion of the unpurchased Offer Stock (the “Remaining Offered Stock”). Within ten (10) days from the expiration of the Company Notice Period, the Selling Stockholder shall give to each Non-Selling Stockholder written notice (the “Non-Selling Stockholder Notice”), which notice shall include the aggregate number of shares of the Remaining Offered Stock. Each Non-Selling Stockholder shall then have a period of fifteen (15)

days from the date of the Non-Selling Stockholder Notice (the “Non-Selling Stockholder Notice Period”) within which to deliver to the Selling Stockholder written notice of its intent to exercise its Right of First Refusal with respect to all or any portion of the Remaining Offered Stock (the “Non-Selling Stockholder Exercise Notice”). Each Non-Selling Stockholder shall be entitled to purchase up to the number of shares of the Remaining Offered Stock in the same proportion that (i) the total number of shares of Stock owned by such Non-Selling Stockholder at the time of the Purchase Offer, bears to (ii) the total number of shares of Stock collectively owned by all Non-Selling Stockholders at the time of the Purchase Offer (the “Proportion”).

          (d) In the event that there are shares of Remaining Offered Stock and any Non-Selling Stockholder notifies the Selling Stockholder of its intent to purchase less than all of its Proportion or fails to deliver the Non-Selling Stockholder Notice prior to the expiration of the Notice Period, the Selling Stockholder shall, within five (5) days from the expiration of the Notice Period, give to each of the other Non-Selling Stockholders who have elected to purchase all of their respective Proportions written notice (the “Unpurchased Stock Notice”), which notice shall include the aggregate number of shares of Stock so declined by each Non-Selling Stockholder out of its respective Proportion. Each Non-Selling Stockholder who has elected to purchase all of its Proportion shall then have a period of seven (7) days from the date of the Unpurchased Stock Notice within which to deliver to the Selling Stockholder written notice of its intent to purchase the aggregate number of shares of Stock so declined by each Non-Selling Stockholder, in the same proportion that (i) the total number of shares of Stock owned by such Non-Selling Stockholder at the time of the Purchase Offer, bears to (ii) the total number of shares of Stock collectively owned by all of the Non-Selling Stockholders at the time of the Purchase Offer who have elected to purchase all of their respective Proportions of the Remaining Offered Stock.

          (e) All purchases by the Company and any Non-Selling Stockholder under this Section 3 shall be consummated within seventy-five (75) days from the expiration of the Company Notice Period.

          (f) Any offer required to be made by a Selling Stockholder under this Agreement shall be in writing, signed by the Selling Stockholder, and shall be delivered to each party hereto in accordance with Section 11(b). Any acceptance by the Company or any Non-Selling Stockholder, as the case may be, of an offer made hereunder shall be in writing, signed by the Company or the Non-Selling Stockholder, as the case may be, and shall be delivered to each party hereto in accordance with Section 11(b).

          (g) In the event the Company and the Non-Selling Stockholders shall collectively fail to accept for purchase all of the Offered Stock of a Selling Stockholder, or if they fail to exercise their Right of First Refusal within the time periods prescribed herein or consummate the purchase of all shares of the Offered Stock within seventy-five (75) days from the expiration of the Company Notice Period, the Selling Stockholder shall be free, for a period of forty-five (45) days from the date of such failure to exercise or consummate such purchase, to transfer the remaining shares of the Offered Stock to the Prospective Purchaser for the same price and on the same terms and conditions as set forth in the Purchase Offer Notice, subject only to any additional restriction on such transfer that may be imposed by this Agreement, by any other agreement between the parties hereto, by statute, law, ordinance, rule or regulation, or by the Articles of Incorporation or Bylaws of the Company; provided, that the Selling Stockholder shall be permitted to transfer such remaining shares of the Offered Stock to the Prospective Purchaser at a lower price or upon more favorable terms than the price and terms contained in the Purchase Offer Notice only if the Selling Stockholder first re-offers the Offered Stock to the Company and the Non-Selling Stockholders, successively, at such lower price and/or upon such more favorable terms in the manner provided in this Section 3. If the Selling Stockholder shall not transfer his Stock to the Potential Purchaser within such forty-five (45) day period, his right to transfer his Stock pursuant to this Section 3 shall cease, subject to his right to re-commence the same process at any time in the future if he desires to sell capital Stock pursuant to this Section 3.

          (h) As a condition precedent to the transfer of any shares of Stock to a Prospective Purchaser, the Prospective Purchaser shall be required to become a party to this Agreement by executing and delivering a Transfer Amendment. Stockholder approval of the transfer to the Prospective Purchaser and of the Transfer Amendment is not required. Upon the execution of a Transfer Amendment by a new Stockholder, the Company shall update Schedule I accordingly and provide a copy thereof to each Stockholder.

     4. Buy-Sell Provisions.

         (a) Come-Along Rights. In the event that Holdings receives an offer to purchase shares of Stock held by Holdings, and the offeror, as a condition to such purchase, requires or commits to purchase, or to cause the Company to redeem, all (but not less than all) of the other shares of Stock on the same per share price and terms as the offer for the shares of Stock held by Holdings, each other Stockholder (and any Permitted Transferee of the shares of Stock) shall be obligated, at the election of Holdings, to sell to the offeror or to the Company, as the case may be, that number of shares of Stock equal to the sum of (x) the number of shares actually held by such other Stockholder multiplied by (y) a fraction, the numerator of which is the number of shares of Stock proposed to be transferred by Holdings, and the denominator of which is the total number of shares of Stock held by Holdings, at the same per share price and on the same terms and conditions offered to Holdings for the shares of Stock held by Holdings. Within ten (10) days after the date of the written notice of Holdings’ election made pursuant to this Section 4(a), the other Stockholders (and any Permitted Transferee of the shares of Stock) shall deliver the certificate(s) representing shares of Stock to Holdings endorsed in blank. Notwithstanding the forgoing, the other Stockholders and any Permitted Transferee of the shares of Stock (collectively, the “Seller”) will not be required to comply with this Section 4(a) in connection with any specific transaction (the “Proposed Sale”) unless:

               (i) any representations and warranties to be made by the Seller (as distinguished from the Company) in connection with the Proposed Sale are limited to representations and warranties related to authority, ownership of the Stock held by the Seller and the ability to convey title to the Stock, including but not limited to representations and warranties that (a) the Seller holds all right, title and interest in and to the Company’s securities such Seller purports to hold, free and clear of all liens and encumbrances, and (b) the documents to be entered into by the Seller have been duly executed by the Seller and delivered to the acquirer and are enforceable against the Seller in accordance with their respective terms;

               (ii) the Seller shall not be liable for the inaccuracy of any representation or warranty made by any individual or entity (a “Person”) other than the Seller and the Company in connection with the Proposed Sale;

               (iii) the liability for indemnification, if any, of each Seller in the Proposed Sale and for the inaccuracy of any representations and warranties made by the Company in connection with such Proposed Sale, is several and not joint with any other Person, and is not greater than pro rata in accordance with such Seller’s relative stock ownership of the Company;

               (iv) the liability for indemnification, if any, of each Seller in the Proposed Sale shall be limited to the amount of consideration actually paid to such Seller in connection with such Proposed Sale, except with respect to (a) the representations and warranties of such Seller, (b) any covenants made by such Seller with respect to confidentiality or voting related to the Proposed Sale or (c) claims related to fraud or willful breach by such Seller, the liability for each of which need not be limited.

          (b) Co-Sale Rights. In the event Holdings proposes to sell any shares of the Stock held by Holdings to any person (except to the Company by way of redemption, repurchase or the like), the other Stockholders shall then have a right of co-sale (the “Right of Co-Sale”) with respect to any shares of Stock proposed to be sold. Before any proposed transfer, Holdings shall give the other Stockholders ten (10) days written notice (the “Co-Sale Notice”) which sets forth the terms of the proposed sale of the shares of Stock held by Holdings. Each other Stockholder shall have the right at any time within ten (10) days from the date of the Co-Sale Notice within which to deliver to Holdings and to the Company notice of its election (the “Election Notice”) to exercise the Right of Co-Sale and to sell to the proposed transferee named in the Co-Sale Notice (at the price per share set forth in the Co-Sale Notice) the aggregate number of shares of Stock proposed to be sold to such purchaser multiplied by a fraction, the numerator of which is the number of shares actually held by such other Stockholder and the denominator of which equals the total number of shares of Stock held by all of the Stockholders of the Company. After the delivery of the Election Notice, the Stockholders shall have the right to sell their respective portion of the shares of Stock to the proposed transferee, and Holdings shall have the right to sell its portion of shares of Stock remaining after the exercise, if any, by the other Stockholders of their Right of Co-Sale, on the same terms and conditions otherwise described in the Co-Sale Notice. Any Stockholder who exercises his, her or its Right of Co-Sale under this Section 4(b) shall be bound by the same terms and conditions as are both agreed to by Holdings in the applicable sale agreement (including any indemnity and escrow provisions thereof) and consistent with the Co-Sale Notice; provided, however, in no event shall any such Stockholder be required to represent to the prospective transferee to more than such Stockholder’s valid title to (and absence of any encumbrances or liens upon) the Stock and such Stockholder’s authority to enter into such sale agreement and related documents, as well as the validity, binding nature and enforceability of such agreements against such Stockholder. Such sale shall be consummated not later than sixty (60) days following the Election Notice. Any proposed transfer on terms and conditions differing materially from those described in the Election Notice, shall again be subject to the Right of Co-Sale and shall require compliance by Holdings with the procedures described in this Section 4.

          5. Specific Performance. The parties hereby declare that it is impossible to measure in monetary terms the damages which will accrue to a party hereto or to the personal representative of a deceased Stockholder by reason of a breach of any of the obligations under this Agreement. Therefore, in the event of a breach of any of the obligations under this Agreement, any non-breaching party hereto may maintain an action for specific performance against the other party or parties hereto who are alleged to have breached any of the terms, conditions, representations, warranties or agreements herein contained, and it is hereby further agreed that no objection to the form of action in any proceeding for specific performance of this Agreement shall be raised by any party hereto so that such specific performance of this Agreement may not be obtained by the aggrieved party. Notwithstanding anything contained herein to the contrary, this Section 5 shall not be construed to limit in any manner whatsoever any other rights and remedies an aggrieved party may have by virtue of any breach of this Agreement.

          6. Termination. Notwithstanding any provision hereof to the contrary, this Agreement shall terminate, and all rights and obligations hereunder shall cease, upon the occurrence of any of the following events:

          (a) The voluntary written agreement of all of the parties hereto;

          (b) The adjudication of bankruptcy, receivership, or dissolution of the Company, or the execution by the Company of an assignment of fifty percent (50%) or more of the Company’s assets for the benefit of creditors or the appointment of a receiver for the Company;

          (c) The voluntary or involuntary dissolution of the Company;

          (d) Immediately prior to the consummation of an initial public offering of the Company’s equity securities pursuant to the applicable provisions of the Securities Act of 1933, as amended (the “Act”);

          (e) There being only one (1) equitable owner of all of the issued and outstanding shares of the Stock; or

          (f) A merger, consolidation or share exchange whereby the Company is not the surviving or successor corporation, as the case may be.

     7. Form of Payment; Transfer of Ownership; Issuance of New Certificates.

          (a) Form of Payment. All purchases of shares of Stock hereunder shall be fully paid by check or wire transfer of immediately available funds, unless the Selling Stockholder, in its sole discretion, agrees to accept a promissory note for the payment of any or all of the purchase price, such note having such reasonable terms as the Selling Stockholder, in its sole discretion, may desire. All payment shall be made on the date of closing. Any note given under this Section 7 shall be secured by all of the shares of Stock for which the note was given.

          (b) Transfer of Ownership; Issuance of New Certificates. The shares of Stock purchased from any Selling Stockholder shall be deemed immediately transferred and fully vested in any purchasing Stockholder(s) and/or the Company, as appropriate. Shares of Stock transferred to an individual or entity other than a Stockholder, shall be deemed transferred and fully vested only upon compliance of such purchaser with all requirements of this Agreement including but not limited to those requirements set forth in Section 3(h). The Selling Stockholder agrees to take all actions and execute all documents necessary to effect the transfer of the shares of Stock to the purchaser(s). The Company shall cause such transfer to be recorded in the books and stock records of the Company, shall issue and deliver all certificates necessary to reflect the transfer and shall update Schedule I accordingly and provide a copy thereof to each Stockholder.

     8. Securities Laws; Endorsements of Stock Certificates.

          (a) Investor Representations. Each Stockholder represents and warrants that it did not acquire its shares of Stock with any present intention of distributing or selling such shares in violation of federal, state or other securities laws. Each Stockholder agrees and acknowledges that the shares of Stock owned by it have not been registered under the Act or under any state securities law, that the Company has not agreed to register any of its securities for distribution in accordance with the provisions of the Act or applicable state securities law or to take any actions respecting the obtaining of an exemption from registration for such securities or any transaction with respect thereto, that the shares of the Stock owned by it may not be sold, transferred or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Stock or an available exemption from registration under the Act, the Stockholder shall hold such shares indefinitely.

          (b) Legends.

(i)	Securities Laws Legend. All certificates representing shares of Stock subject to his Agreement shall bear a conspicuous legend as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL AND STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL AND STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT IN A TRANSACTION WHICH IS REGISTERED UNDER, EXEMPT FROM, OR OTHERWISE IN COMPLIANCE WITH THE FEDERAL AND STATE SECURITIES LAWS, AS TO WHICH THE ISSUER HAS RECEIVED SUCH ASSURANCES AS THE ISSUER MAY

REQUEST, WHICH MAY INCLUDE, A SATISFACTORY OPINION OF ITS COUNSEL

(ii)

Agreement Legend. Upon the execution of this Agreement, the certificates representing shares of Stock subject to this Agreement shall, in addition to securities legends otherwise required by the Act or applicable state securities laws, bear a conspicuous legend as follows:

ANY SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY, AND SUBJECT TO, THE TERMS AND PROVISIONS OF A STOCKHOLDERS’ AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDERS SET FORTH THEREIN DATED JULY 14, 2008, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME. A COPY OF SAID AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY AT THE PRINCIPAL OFFICE OF THE COMPANY. BY ACCEPTANCE OF THIS CERTIFICATE, THE HOLDER HEREOF AGREES TO BE BOUND BY THE TERMS OF SAID AGREEMENT.

                          The Company shall cause a copy of this Agreement to be filed with the secretary of the Company at its principal office address.

     9. After-Acquired Stock. Whenever any existing Stockholder acquires any additional shares of capital stock of the Company other than the shares of Stock owned at the time of the execution of this Agreement, such shares of capital stock so acquired shall be subject to all of the terms of this Agreement, and the certificates therefor shall be surrendered to the Company for legending in accordance with Section 8(b), unless already so legended. Upon such acquisition, the Company shall update Schedule I accordingly and provide a copy thereof to each Stockholder.

     10. Additional Actions and Documents. Each of the parties hereto agrees to take or cause to be taken such further actions, to execute and deliver or cause to be executed and delivered such further instruments, and to use his best efforts to obtain such requisite consents as any other party may from time to time reasonably request in order to effectuate fully the purposes, terms and conditions of this Agreement, including, but not limited to, the endorsement and delivery of all original share certificates of the Stock and blank stock powers necessary to transfer the Stock pursuant to this Agreement

     11. General and Miscellaneous Clauses.

          (a) Amendment. Except as otherwise provided in Section 6 above, neither this Agreement nor any terms hereof shall be changed, waived, discharged, altered, amended or terminated except with the written consent of the Company and Stockholders owning a majority of the issued and outstanding shares of Stock; provided, however, that neither this Agreement nor any terms hereof shall be changed, waived, discharged, altered, amended or terminated in a manner that is materially adverse to any Stockholder except with the written consent of such Stockholder.

          (b) Notices. All notices, offers, acceptances, exercises of options, waivers and other acts under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or mailed by first class, certified mail, postage prepaid, or by cable, telex or telegram, and addressed to the Company, as follows:

ExamWorks, Inc.
655 Madison Avenue, 23rd Floor
New York, New York 10021
Attn: Richard Perlman, Chairman
Facsimile: 646-358-1779

with a copy to:

Reinaldo Pascual, Esq.
Paul, Hastings, Janofsky & Walker LLP
600 Peachtree Street, N.E., 24th Floor
Atlanta, Georgia 30308
Facsimile: 404-685-5227

                        or to the Stockholders at the addresses set forth in the Company’s record book, or to such other addresses as any of the parties by written notice to the others, may from time to time designate. Except as otherwise provided in this Agreement, time shall be counted from the date of such delivery or mailing.

          (c) Dates. In the event any date upon which an action is required to be performed hereunder falls on a Saturday, Sunday or legal holiday, the day upon which an event shall occur shall be the next succeeding day which is not a Saturday, Sunday or legal holiday.

          (d) Parties Bound. All of the covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of such parties and their respective heirs, guardians, personal and legal representatives, successors and assigns.

          (e) Severability. The invalidity, illegality or unenforceability of one or more provisions of this Agreement shall not affect or impair in any way the validity, legality or enforceability of the other provisions hereof, and the Agreement shall be construed in all respects as if such invalid, illegal or unenforceable provisions were omitted.

          (f) Governing Law. This Agreement shall be construed and regulated by the laws of the State of Delaware, without regard to the conflict of laws provisions of that state.

          (g) Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof. No representations, inducements, promises or agreements, oral or otherwise, between the parties not included herein shall be of any force or effect, and no such representations, inducements, promises or agreements have been made.

          (h) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (i) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument, and shall become effective when each of the parties hereto shall have delivered this Agreement duly executed by it to the Company.

          (j) Litigation Fees and Expenses. In the event litigation shall be necessary to enforce, interpret or rescind the provisions of this Agreement or relating to matters set forth herein, the prevailing party shall be entitled to recover from the adverse party, in addition to such other relief, the prevailing party’s reasonable attorney’s fees for services before trial, on trial, and on any appeal therefrom, and all other litigation costs related thereto.

          (k) Benefit of Counsel. Each party hereto warrants, represents and acknowledges that it has had ample time and opportunity to review the form of this Agreement prior to its execution and delivery and that it has executed and delivered this Agreement following adequate opportunity for full discussion with his legal counsel.

(Signatures begin on following page)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

COMPANY:

ExamWorks, Inc.

/s/ Michael J. Bendit

Michael J. Bendit, Chief Financial Officer

STOCKHOLDERS:

ExamWorks Holdings, LLLP	Steven G. Robbins
By: Compass Partners, L.L.C., its General Partner

/s/ Richard E. Perlman	/s/ Steven G. Robbins

Richard E. Perlman, President

Thomas P. Anderson and Lynn C. Anderson	Fran and Paul Slansky

/s/ Thomas P. Anderson	/s/ Fran Slansky

Thomas P. Anderson	Fran Slanksy

/s/ Lynn C. Anderson	/s/ Paul Slansky

Lynn C. Anderson	Paul Slansky

Edward M. Decter

/s/ Edward M. Decter

[SIGNATURE PAGE TO EXAMWORKS STOCKHOLDERS AGREEMENT]

EXHIBIT A

TRANSFER AMENDMENT
to Stockholders Agreement

     This TRANSFER AMENDMENT is executed and entered into this ___ day of ___________, 20___ by the undersigned party (the “New Stockholder”) and shall be effective upon execution by ExamWorks, Inc., a Delaware corporation (the “Company”).

Recitals

     Pursuant to that certain Stockholders Agreement dated as of __, 2008, as amended from time to time (“Stockholders Agreement”), among the Company and its Stockholders parties thereto (“Stockholders”), the Company and its Stockholders have agreed to certain restrictions regarding the transfer and issuance of the shares of capital stock of the Company (“Stock”).

     The New Stockholder desires to purchase or otherwise have transferred to the New Stockholder ______ shares of Stock (“Shares”). As a precondition to such purchase or transfer as further described in the Stockholder Agreement, the New Stockholder must enter into and execute this Transfer Amendment. Once executed the New Stockholder shall become a party to the Stockholder Agreement, inure to all rights and benefits thereunder and become liable and responsible for all liabilities, covenants, representations, warranties and obligations thereunder.

     NOW THEREFORE, in consideration for the transfer or issuance of the Shares to the New Stockholder and for other sufficient and valuable consideration, the New Stockholder agrees as follows.

     1. Amendment of Stockholder Agreement. The Stockholder Agreement is hereby amended so that the term ”Stockholder” as used therein shall include, in addition to the presently existing Stockholders, the New Stockholder. With the exception of this amendment, the Stockholders Agreement shall continue in full force and effect.

     2. Addition of New Stockholder as a Stockholder under Stockholders Agreement. The New Stockholder agrees that it is hereby made a party to the Stockholders Agreement as a Stockholder (as defined in the Stockholders Agreement) as if the New Stockholder were an original party to the Stockholder Agreement. The New Stockholder is entitled to enforce all rights and benefits of a Stockholder under the Stockholders Agreement and shall be bound by all of the obligations of a Stockholder under the Stockholders Agreement. The New Stockholder hereby makes and joins in all representations and warranties of the Stockholders as set forth in the Stockholders Agreement.

A-1

     IN WITNESS WHEREOF, the parties have caused this TRANSFER AMENDMENT to be duly executed and delivered as of the day and year first above written.

EXAMWORKS, INC.

_____________________________
Name: ________________________
Title: ________________________

NEW STOCKHOLDER:

_____________________________
Name: ________________________

A-2

Schedule I

Capitalization of ExamWorks, Inc.